Weyerhaeuser Company				Exhibit 99.2
Q2.2015 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q1	Q2		Year-to-date
	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Net Sales	$1,721	$1,807	$1,964	$3,528	$3,700
Cost of products sold	1,385	1,474	1,499	2,859	2,860
Gross margin	336	333	465	669	840
Selling expenses	28	28	27	56	55
General and administrative expenses	74	71	88	145	176
Research and development expenses	5	6	7	11	14
Charges for restructuring, closures and impairments	14	—	8	14	27
Other operating costs (income), net	15	(15)	(65)	—	(140)
Operating income	200	243	400	443	708
Interest income and other	3	2	11	5	20
Interest expense, net of capitalized interest	(83)	(88)	(83)	(171)	(166)
Earnings from continuing operations before income taxes	120	157	328	277	562
Income taxes	(19)	(13)	(59)	(32)	(109)
Earnings from continuing operations	101	144	269	245	453
Earnings from discontinued operations, net of income taxes	—	—	22	—	32
Net earnings	101	144	291	245	485
Dividends on preference shares	(11)	(11)	(11)	(22)	(22)
Net earnings attributable to Weyerhaeuser common shareholders	$90	$133	$280	$223	$463

Per Share Information

	Q1	Q2		Year-to-date
	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Earnings per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.17	$0.26	$0.44	$0.43	$0.73
Discontinued operations	—	—	0.04	—	0.06
Net earnings per share	$0.17	$0.26	$0.48	$0.43	$0.79
Earnings per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.17	$0.26	$0.43	$0.43	$0.73
Discontinued operations	—	—	0.04	—	0.06
Net earnings per share	$0.17	$0.26	$0.47	$0.43	$0.79
Dividends paid per common share	$0.29	$0.29	$0.22	$0.58	$0.44
Weighted average shares outstanding (in thousands):
Basic	523,426	516,626	586,061	520,008	585,491
Diluted	527,423	519,804	589,766	523,595	589,542
Common shares outstanding at end of period (in thousands)	518,735	514,121	586,698	514,121	586,698

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q1	Q2		Year-to-date
	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Net earnings	$101	$144	$291	$245	$485
Earnings from discontinued operations, net of income taxes	—	—	(22)	—	(32)
Interest income and other	(3)	(2)	(11)	(5)	(20)
Interest expense, net of capitalized interest	83	88	83	171	166
Income taxes	19	13	59	32	109
Operating income	200	243	400	443	708
Depreciation, depletion and amortization	123	118	122	241	245
Non-operating pension and postretirement credits	(3)	(3)	(11)	(6)	(21)
Special items	13	—	(39)	13	(88)
Adjusted EBITDA*	$333	$358	$472	$691	$844
* Non-GAAP measure - see page 8 for definition.

Weyerhaeuser Company
Q2.2015 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	March 31, 2015	June 30, 2015	December 31, 2014

ASSETS
Current assets:
Cash and cash equivalents	$1,158	$1,121	$1,580
Receivables, less allowances	539	537	525
Receivables for taxes	23	12	25
Inventories	645	603	595
Prepaid expenses	95	82	80
Deferred tax assets	192	162	228
Total current assets	2,652	2,517	3,033
Property and equipment, net	2,524	2,557	2,623
Construction in progress	171	171	131
Timber and timberlands at cost, less depletion charged to disposals	6,552	6,531	6,530
Investments in and advances to equity affiliates	183	176	188
Goodwill	40	40	40
Deferred tax assets	3	2	8
Other assets	269	274	289
Restricted financial investments held by variable interest entities	615	615	615
Total assets	$13,009	$12,883	$13,457

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$319	$343	$331
Accrued liabilities	533	576	587
Total current liabilities	852	919	918
Long-term debt	4,891	4,891	4,891
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511
Deferred income taxes	195	196	206
Deferred pension and other postretirement benefits	1,249	1,166	1,319
Other liabilities	284	275	308
Total liabilities	7,982	7,958	8,153
Total equity	5,027	4,925	5,304
Total liabilities and equity	$13,009	$12,883	$13,457

Weyerhaeuser Company
Q2.2015 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q1	Q2		Year-to-date
	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Cash flows from operations:
Net earnings	$101	$144	$291	$245	$485
Noncash charges (credits) to income:
Depreciation, depletion and amortization	123	118	126	241	252
Deferred income taxes, net	13	3	89	16	125
Pension and other postretirement benefits	10	11	(44)	21	(91)
Share-based compensation expense	8	8	11	16	20
Charges for impairment of assets	13	—	1	13	1
Net gains on dispositions of assets	(16)	(5)	(21)	(21)	(46)
Foreign exchange transaction (gains) losses	29	(8)	(12)	21	2
Change in:
Receivables less allowances	(16)	(10)	(47)	(26)	(48)
Receivable for taxes	2	12	(3)	14	64
Inventories	(57)	42	34	(15)	(54)
Real estate and land	—	—	(35)	—	(107)
Prepaid expenses	(11)	9	(3)	(2)	—
Accounts payable and accrued liabilities	(91)	66	(17)	(25)	(97)
Deposits on land positions and other assets	—	—	(4)	—	8
Pension and postretirement contributions	(20)	(19)	(30)	(39)	(63)
Other	(11)	(5)	(14)	(16)	(20)
Net cash from operations	77	366	322	443	431

Cash flows from investing activities:
Property and equipment	(71)	(99)	(83)	(170)	(134)
Timberlands reforestation	(18)	(9)	(11)	(27)	(25)
Acquisition of timberlands	(32)	—	—	(32)	—
Proceeds from sale of assets	2	4	1	6	20
Other	—	12	—	12	—
Cash from investing activities	(119)	(92)	(93)	(211)	(139)

Cash flows from financing activities:
Net proceeds from issuance of Weyerhaeuser Real Estate Company (WRECO) debt	—	—	887	—	887
Deposit of WRECO debt proceeds into escrow	—	—	(887)	—	(887)
Cash dividends on common shares	(152)	(149)	(128)	(301)	(257)
Cash dividends on preference shares	—	(11)	(11)	(11)	(11)
Change in book overdrafts	—	—	—	—	(6)
Exercises of stock options	21	4	39	25	54
Repurchase of common stock	(253)	(154)	—	(407)	—
Other	4	(1)	(1)	3	1
Cash from financing activities	(380)	(311)	(101)	(691)	(219)

Net change in cash and cash equivalents	(422)	(37)	128	(459)	73
Cash and cash equivalents at beginning of period	1,580	1,158	780	1,580	835
Cash and cash equivalents at end of period	$1,158	$1,121	$908	$1,121	$908
Cash paid (received) during the year for:
Interest, net of amount capitalized	$114	$58	$52	$172	$153
Income taxes	$1	$4	$5	$5	$(45)

Weyerhaeuser Company			Total Company Statistics
Q2.2015 Analyst Package
Preliminary results, subject to audit
Special Items Included in Net Earnings

in millions	Q1	Q2		Year-to-date
	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Net earnings attributable to Weyerhaeuser common shareholders	$90	$133	$280	$223	$463
Restructuring, impairments and other charges	9	—	5	9	18
Gain on sale of non-strategic asset	—	—	—	—	(14)
Gain on postretirement plan amendment	—	—	(29)	—	(58)
Net earnings attributable to Weyerhaeuser common shareholders before special items	99	133	256	232	409
Earnings from discontinued operations, net of income taxes	—	—	(22)	—	(32)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$99	$133	$234	$232	$377

	Q1	Q2		Year-to-date
	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.17	$0.26	$0.47	$0.43	$0.79
Restructuring, impairments and other charges	0.02	—	0.01	0.01	0.03
Gain on sale of non-strategic asset	—	—	—	—	(0.02)
Gain on postretirement plan amendment	—	—	(0.04)	—	(0.10)
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	0.19	0.26	0.44	0.44	0.70
Earnings from discontinued operations, net of income taxes	—	—	(0.04)	—	(0.06)
Net earnings from continuing operations per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.19	$0.26	$0.40	$0.44	$0.64

Selected Total Company Items

in millions	Q1	Q2		Year-to-date
	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Depreciation, depletion and amortization:
Cost of products sold	$118	$116	$117	$234	$234
Selling, general and administrative expenses	5	2	5	7	11
Total depreciation, depletion and amortization	$123	$118	$122	$241	$245

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$13	$14	$12	$27	$22
Pension and postretirement credits not allocated	(3)	(3)	(11)	(6)	(21)
Total company pension and postretirement costs	$10	$11	$1	$21	$1

Total decrease (increase) in working capital(1)	$(212)	$161	$49	$(51)	$(121)
Cash spent for capital expenditures	$(89)	$(108)	$(92)	$(197)	$(155)
(1) Working capital does not include cash balances.

	Weyerhaeuser Company			Timberlands Segment
	Q2.2015 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
	Sales to unaffiliated customers	$351	$336	$397	$687	$774
	Intersegment sales	228	187	186	415	424
	Total net sales	579	523	583	1,102	1,198
	Cost of products sold	405	385	399	790	830
	Gross margin	174	138	184	312	368
	Selling expenses	2	1	2	3	4
	General and administrative expenses	22	21	23	43	49
	Research and development expenses	3	4	3	7	7
	Other operating income, net	(15)	(15)	(14)	(30)	(26)
	Operating income	162	127	170	289	334
	Interest income and other	—	—	—	—	—
	Net contribution to earnings	$162	$127	$170	$289	$334

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
	Operating income	$162	$127	$170	$289	$334
	Depreciation, depletion and amortization	53	51	51	104	103
	Adjusted EBITDA*	$215	$178	$221	$393	$437
	* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

in millions		Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
	Total decrease (increase) in working capital(1)	$(26)	$52	$(15)	$26	$(44)
	Cash spent for capital expenditures	$(24)	$(17)	$(18)	$(41)	$(37)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
Third Party Net Sales (millions)	Logs:
	West	$210	$221	$261	$431	$518
	South	58	58	60	116	122
	Canada	8	3	1	11	7
	Total logs	276	282	322	558	647
	Chip sales	4	4	2	8	5
	Timberlands exchanges	25	5	28	30	32
	Higher and better use land sales	2	3	7	5	10
	Minerals, oil and gas	7	5	8	12	15
	Products from international operations	24	25	26	49	50
	Other products	13	12	4	25	15
	Total	$351	$336	$397	$687	$774
Logs Third Party Sales Realizations (per cubic meter)	West	$98.83	$94.70	$109.13	$96.67	$111.71
	South	$45.33	$45.20	$45.16	$45.27	$45.02
	Canada	$34.84	$35.43	$38.04	$34.98	$35.75
	International	$19.35	$22.63	$16.27	$21.14	$16.64
Logs Third Party Sales Volumes (cubic meters, thousands)	West	2,120	2,330	2,390	4,450	4,636
	South	1,271	1,295	1,339	2,566	2,724
	Canada	245	75	30	320	186
	International	150	179	139	329	286
	Total	3,786	3,879	3,898	7,665	7,832
Logs Fee Harvest Volumes (cubic meters, thousands)	West	2,911	2,811	2,888	5,722	5,763
	South	2,732	2,912	2,715	5,644	5,581
	International	239	219	249	458	498
	Total	5,882	5,942	5,852	11,824	11,842

Weyerhaeuser Company				Wood Products Segment
Q2.2015 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
Sales to unaffiliated customers		$923	$1,004	$1,077	$1,927	$1,975
Intersegment sales		19	22	21	41	40
Total net sales		942	1,026	1,098	1,968	2,015
Cost of products sold		829	903	939	1,732	1,730
Gross margin		113	123	159	236	285
Selling expenses		23	23	23	46	48
General and administrative expenses		27	26	30	53	67
Research and development expenses		—	1	2	1	3
Charges for restructuring, closures and impairments		—	—	2	—	2
Other operating costs (income), net		1	2	—	3	(1)
Operating income		62	71	102	133	166
Interest income and other		—	—	—	—	—
Net contribution to earnings		$62	$71	$102	$133	$166

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
Operating income		$62	$71	$102	$133	$166
Depreciation, depletion and amortization		26	27	30	53	59
Adjusted EBITDA*		$88	$98	$132	$186	$225
* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

in millions		Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
Total decrease (increase) in working capital(1)		$(99)	$42	$29	$(57)	$(108)
Cash spent for capital expenditures		$(37)	$(60)	$(38)	$(97)	$(56)
(1) Working capital does not include cash balances.

Segment Statistics

in millions, except for third-party sales realizations		Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
Structural Lumber (board feet)	Third party net sales	$434	$450	$515	$884	$942
	Third party sales realizations	$403	$383	$427	$393	$429
	Third party sales volumes(1)	1,075	1,175	1,206	2,250	2,195
	Production volumes	1,043	1,087	1,081	2,130	2,090
	Outside purchase volumes	89	98	82	187	160
Engineered Solid Section (cubic feet)	Third party net sales	$94	$113	$114	$207	$204
	Third party sales realizations	$1,965	$2,032	$1,976	$2,001	$1,968
	Third party sales volumes(1)	4.8	5.6	5.8	10.4	10.4
	Production volumes	5.0	5.6	5.7	10.6	10.6
	Outside purchase volumes	—	—	0.5	—	2.3
Engineered I-joists (lineal feet)	Third party net sales	$61	$76	$81	$137	$140
	Third party sales realizations	$1,510	$1,502	$1,470	$1,506	$1,463
	Third party sales volumes(1)	41	50	55	91	95
	Production volumes	43	48	55	91	99
	Outside purchase volumes	1	1	3	2	4
Oriented Strand Board (square feet 3/8')	Third party net sales	$137	$147	$159	$284	$307
	Third party sales realizations	$196	$191	$226	$193	$228
	Third party sales volumes(1)	700	771	706	1,471	1,347
	Production volumes	704	700	681	1,404	1,338
	Outside purchase volumes	65	81	51	146	104
Softwood Plywood (square feet 3/8')	Third party net sales	$33	$36	$35	$69	$65
	Third party sales realizations	$366	$354	$348	$360	$340
	Third party sales volumes(1)	89	101	102	190	192
	Production volumes	61	63	60	124	119
	Outside purchase volumes	37	27	36	64	69
(1) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

	Weyerhaeuser Company			Cellulose Fibers Segment
	Q2.2015 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
	Total net sales	$447	$467	$490	$914	$951
	Cost of products sold	394	417	381	811	771
	Gross margin	53	50	109	103	180
	Selling expenses	3	4	4	7	8
	General and administrative expenses	17	17	20	34	40
	Research and development expenses	2	1	2	3	4
	Other operating income, net	(8)	(6)	(8)	(14)	(17)
	Operating income	39	34	91	73	145
	Interest income and other	(6)	(7)	—	(13)	—
	Net contribution to earnings	$33	$27	$91	$60	$145

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
	Operating income	$39	$34	$91	$73	$145
	Depreciation, depletion and amortization	39	38	39	77	77
	Adjusted EBITDA*	$78	$72	$130	$150	$222
	* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

in millions		Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
	Total decrease (increase) in working capital(1)	$40	$6	$(37)	$46	$(6)
	Cash spent for capital expenditures	$(27)	$(31)	$(35)	$(58)	$(61)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
Pulp (air-dry metric tons)	Third party net sales (millions)	$360	$368	$383	$728	$746
	Third party sales realizations	$854	$823	$845	$838	$835
	Third party sales volumes (thousands)	421	448	454	869	894
	Production volumes (thousands)	442	422	467	864	926
Liquid Packaging Board (metric tons)	Third party net sales (millions)	$74	$84	$87	$158	$167
	Third party sales realizations	$1,194	$1,218	$1,284	$1,206	$1,261
	Third party sales volumes (thousands)	62	69	67	131	132
	Production volumes (thousands)	60	64	72	124	142

Weyerhaeuser Company				Unallocated Items
Q2.2015 Analyst Package
Preliminary results, subject to audit

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing and the elimination of intersegment profit in inventory and the LIFO reserve.

Contribution to Earnings

in millions	Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
Unallocated corporate function expenses	$(9)	$(7)	$(7)	$(16)	$(14)
Unallocated share-based compensation	3	1	(6)	4	(3)
Unallocated pension & postretirement credits	3	3	56	6	111
Foreign exchange gains (losses)	(29)	9	13	(20)	(2)
Elimination of intersegment profit in inventory and LIFO	(12)	18	(1)	6	(20)
Other	(19)	(13)	(18)	(32)	(9)
Operating income (loss)	(63)	11	37	(52)	63
Interest income and other	9	9	11	18	20
Net contribution to earnings from continuing operations(1)	$(54)	$20	$48	$(34)	$83
(1) We have reclassified certain results from the prior periods to present the results of operations discontinued in 2014 separately.
Our reclassifications had no effect on net earnings or Weyerhaeuser shareholders’ interest.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
Operating income (loss)	$(63)	$11	$37	$(52)	$63
Depreciation, depletion and amortization	5	2	2	7	6
Non-operating pension and postretirement credits	(3)	(3)	(11)	(6)	(21)
Special items	13	—	(39)	13	(88)
Adjusted EBITDA*	$(48)	$10	$(11)	$(38)	$(40)
* Non-GAAP measure - see below for definition.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

in millions	Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
Gain on postretirement plan amendment	$—	$—	$45	$—	$90
Restructuring, impairments and other charges	(13)	—	(6)	(13)	(24)
Gain on sale of non-strategic asset	—	—	—	—	22
Total	$(13)	$—	$39	$(13)	$88

Unallocated Selected Items

in millions	Q1.2015	Q2.2015	Q2.2014	YTD.2015	YTD.2014
Total decrease (increase) in working capital(1)	$(127)	$61	$72	$(66)	$37
Cash spent for capital expenditures	$(1)	$—	$(1)	$(1)	$(1)
(1) Working capital does not include cash balances.

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost/credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.